FORM OF NOTE PURCHASE AGREEMENT

      THIS NOTE PURCHASE AGREEMENT ("Agreement") is made as of _____________, 2006, by and among HEALTH PARTNERSHIP INC., a Colorado corporation, (the "Company"), and the lenders (each individually a "Lender," and collectively the "Lenders") named on the Schedule of Lenders attached hereto (the "Schedule of Lenders"). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in Section 1 below.

      WHEREAS, each of the Lenders intends to provide certain Consideration to the Company as described for each Lender on the Schedule of Lenders;

      WHEREAS, the parties wish to provide for the sale and issuance of the Notes in return for the provision by the Lenders of the Consideration to the Company on the terms and subject to the conditions set forth in this Agreement; and

      WHEREAS, the Company has obtained the written consent of the Roberti Jacobs Family Trust u/a/d 11-11-99 in connection with the sale and issuance of the Notes pursuant to that certain Note Purchase Agreement, dated October 31, 2005 by the Company and each lender named therein, a copy of which consent is attached hereto as Exhibit A.

      NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

      1. Definitions.

      (a) "Consideration" shall mean the amount of money paid by each Lender pursuant to this Agreement as shown on the Schedule of Lenders.

      (b) "Conversion Shares" shall, for purposes of determining the type of Equity Securities issuable upon conversion of the Notes, mean if the Notes are converted to equity pursuant to Section 2.2 below, the Equity Securities issued in the Next Equity Financing.

      (c) "Conversion Price" shall mean with respect to a conversion pursuant to
Section 2.2 below, a price per share equal to seventy five percent (75%) of the price paid per share for Equity Securities by the investors in the Next Equity Financing.

      (d) "Equity Securities" shall mean the Company's Common Stock or Preferred Stock or any securities conferring the right to purchase the Company's Preferred Stock or securities convertible into, or exchangeable for (with or without additional consideration), the Company's Common Stock or Preferred Stock, except any security granted, issued and/or sold by the Company to any director, officer, employee or consultant of the Company in such capacity for the primary purpose of soliciting or retaining their services.

      (e) "Knowledge" shall mean the actual knowledge of any officer of the Company.

      (f) "Majority Note Holders" shall mean the holders of a majority in interest of the aggregate principal amount of Notes.

      (g) "Maturity Date" shall mean _____________, 2007.

      (h) "Next Equity Financing" shall mean the next sale (or series of related sales) by the Company of its Equity Securities following the date of this Agreement from which the Company receives gross proceeds of not less than $3,000,000 including the aggregate amount of debt securities converted into Equity Securities upon conversion of the Notes pursuant to Section 2.2 below;

      (i) "Notes" shall mean the one or more unsecured convertible promissory notes issued to each Lender pursuant to Section 2.1 below, the form of which is attached hereto as Exhibit B.

      (j) "Securities" shall have the meaning set forth in Section 6.2 below.

      2. Terms of the Notes.

      2.1 Issuance of Notes. In return for the Consideration paid by each Lender, the Company shall sell and issue to such Lender one or more unsecured Notes in the aggregate amount of $1,000,000 (or such increased amount as determined by the Company's board of directors). Each Note shall have a principal balance equal to that portion of the Consideration paid by such Lender for the Note, as set forth in the Schedule of Lenders. Each Note shall be convertible into Conversion Shares pursuant to Section 2.2 below.

      2.2 Right to Convert Notes/Next Equity Financing. The principal and unpaid accrued interest of each Note shall automatically be converted into Conversion Shares upon the closing of the Next Equity Financing. The number of Conversion Shares to be issued upon such conversion shall be equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest on a Note to be converted, on the date of conversion, by the Conversion Price. At least five
(5) days prior to the closing of the Next Equity Financing, the Company shall notify the holder of each Note in writing of the terms under which the Equity Securities of the Company will be sold in such financing. The issuance of Conversion Shares pursuant to the conversion of each Note shall be upon and subject to the same terms and conditions applicable to the Equity Securities sold in the Next Equity Financing. Upon the conversion of a Note into Conversion Shares, in lieu of any fractional shares to which the holder of the Note would otherwise be entitled, the Company shall pay the Note holder cash equal to such fraction multiplied by the Conversion Price. The Company shall not be required to issue or deliver the Conversion Shares until the Note holder has surrendered the Note to the Company.

      3. Closing. The initial closing (the "First Closing") of the purchase of the Notes in the amounts set forth opposite each Lender's name on the Schedule of Lenders shall take place at the offices of the Company at 12:00 p.m., on ____________, 2006, or at such other time and place as the Company and Lenders purchasing the aggregate principal amount of the Notes to be sold at the First Closing agree upon orally or in writing. Any subsequent closing of the purchase of the Notes (a "Subsequent Closing") in the amounts set forth opposite each Lender's name on the Schedule of Lenders shall take place at such locations and at such times as shall be mutually agreed upon orally or in writing by the Company and Lenders purchasing the aggregate principal amount of the Notes to be sold at such Subsequent Closing. At each Closing, each Lender shall deliver the Consideration to the Company and the Company shall deliver to each Lender one or more executed Notes in return for the respective Consideration provided to the Company.

      4. Use of Consideration. Notwithstanding anything to the contrary herein, there shall be no minimum aggregate principal amount of the Notes which must be sold by the Company to any one or more Lenders before the Company can the proceeds of respective Consideration provided to the Company at the First Closing or any Subsequent Closing of the purchase of any Notes.

      5. Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to the Lenders that:

      5.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

      5.2 Authorization. All corporate action has been taken on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and (except for the authorization and issuance of any Conversion Shares issuable in connection with Section 2.2 hereof) performance, of this Agreement and the Notes. Except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights, the Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Agreement and the Notes the valid and enforceable obligations they purport to be.

      5.3 Compliance with Other Instruments. Neither the authorization, execution and delivery of this Agreement or the Notes, nor the issuance and delivery of the Notes, will constitute or result in a default or violation of any law or regulation applicable to the Company or any term or provision of the Company's current Articles or Bylaws or any material agreement or instrument by which it is bound or to which its properties or assets are subject.

      5.4 Valid Issuance. The Conversion Shares to be issued, sold and delivered upon conversion of the Notes will be, when issued in accordance with the terms of this Agreement and the Notes, duly and validly issued, fully paid and nonassessable and, based in part upon the representations and warranties of the Lenders in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

      5.5 No Violation. The Company is not in violation of any order of any court, arbitrator or governmental body, material laws, ordinances or governmental rules or regulations (domestic or foreign) to which it is subject, or with respect to any material loan agreement, debt instrument or contract with a supplier or customer of the Company or other agreement to which it is a party and has not failed to obtain or apply for any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business.

      5.6 No Litigation. There are no suits or proceedings pending or, to the Knowledge of the Company, threatened in any court or before any regulatory commission, board or other governmental administrative agency against or affecting the Company which if determined adversely to the Company could result in a material adverse effect on the Company's business as presently conducted or its ability to perform its obligations hereunder or under the Notes.

      5.7 Arms' Length Transactions. The transactions evidenced by this Agreement and the Notes and the other documents and instruments delivered in connection herewith or therewith (a) are the result of arms' length negotiations among the parties hereto, (b) are made on commercially reasonable terms and (c) are undertaken by the Company without any intent to hinder, delay or defraud any entity to which the Company is or may become indebted.

      6. Representations and Warranties of the Lenders. In connection with the transactions provided for herein, each Lender hereby represents and warrants to the Company that:

      6.1 Authorization. This Agreement constitutes such Lender's valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights and
(ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Each Lender represents that the execution, delivery and performance of this Agreement has been duly authorized and approved by such Lender.

      6.2 Purchase Entirely for Own Account. Each Lender acknowledges that this Agreement is made with Lender in reliance upon such Lender's representation to the Company that the Notes, the Conversion Shares, and any Common Stock issuable upon conversion of the Conversion Shares (collectively, the "Securities") will be acquired for investment for Lender's own account, as principal and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Lender further represents that such Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

      6.3 Disclosure of Information. Each Lender acknowledges that it has received all the information, documents and materials it considers necessary or appropriate for deciding whether to acquire the Notes. Each Lender confirms that it has made such further investigation of the Company as was deemed appropriate to evaluate the merits and risks of this investment. Each Lender further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Notes.

      6.4 Investment Experience. Each Lender is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Notes. If other than an individual, each Lender also represents it has not been organized solely for the purpose of acquiring the Notes.

      6.5 Accredited Investor. Each Lender is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act of 1933, as presently in effect (the "Securities Act").

      6.6 Restricted Securities. Each Lender understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold except through a valid registration statement or pursuant to a valid exemption from the registration requirements under the Securities Act and applicable state securities laws. Each Lender represents that it is familiar with Rule 144 of the Securities Act, and understands the resale limitations imposed thereby and by the Securities Act and applicable state securities laws.

      6.7 Further Limitations on Disposition. Without in any way limiting the representations and warranties set forth above, each Lender further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 6 and:

      (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

      (b) (i) Lender has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, Lender shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

      (c) All transferees agree in writing to be subject to the terms hereof, and any other agreements to which such Securities may be subject, to the same extent as if they were Lenders hereunder.

      6.8 Legends. It is understood that the certificates evidencing the Securities, or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the legends required by applicable law as well as such agreements to which such Securities may be subject, including, without limitation, legends relating to restrictions on transfer under federal and state securities laws and legends required under applicable state securities laws, as well as the following legend:

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT, OR (C) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH OF CASES (A) THROUGH (C) IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES."

      7. Defaults and Remedies.

      7.1 Events of Default. The following events shall be considered Events of Default with respect to each Note:

      (a) The Company shall default in the payment of any part of the principal or unpaid accrued interest on any Note for more than thirty (30) days after the Maturity Date or at a date fixed by acceleration or otherwise;

      (b) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company;

      (c) Within sixty (60) days after the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

      (d) The Company shall fail to observe or perform any other obligation to be observed or performed by it under this Agreement or the Notes within 30 (thirty) days after written notice from the Majority Note Holders to perform or observe the obligation, or any representation or warranty made by the Company hereunder or thereunder shall be false in any material respect as of the date made and such representation or warranty is not cured, if susceptible to cure, within 30 (thirty) days after the Company's Knowledge of such failure.

      7.2 Remedies. Upon the occurrence of an Event of Default under Section 7.1 hereof, at the option and upon the declaration of the holder of a Note, the entire unpaid principal and accrued and unpaid interest on such Note, and all other amounts owing under this Agreement shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and such holder may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under such Note and exercise any and all other remedies granted to it at law, in equity or otherwise; provided, however, that if any Event of Default occurs under Sections 7.1(b) or 7.1(c), all unpaid principal and accrued and unpaid interest on such Note, and all other amounts owing under this Agreement, shall automatically become immediately due and payable.

      8. Miscellaneous.

      8.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, provided, however, that the Company may not assign its obligations under this Agreement without the written consent of the Majority Note Holders (which shall not be unreasonably withheld), and no Lender may, without the written consent of the Company (which shall not be unreasonably withheld), assign all or any portion of a Note to any person or entity. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      8.2 Governing Law. This Agreement and the Notes shall be governed by and construed under the laws of the State of Illinois as applied to agreements among Illinois residents, made and to be performed entirely within the State of Illinois.

      8.3 Counterparts. This Agreement, and any of the other agreements, documents and instruments contemplated hereby, may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement, and any of the other Agreements, documents and instruments contemplated hereby, by facsimile transmission shall be effective as delivery of a manually signed counterpart hereof or thereof.

      8.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      8.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 8.5):

                           If to the Company:

                           HEALTH PARTNERSHIP INC.
                           3111 N. Seminary
                           Suite 1N
                           Chicago, Illinois  60657

                           --------------------
                           Attention:  Lee Wiskowski

                           If to Lenders:

                           At the respective addresses shown on the Schedule of Lenders.

      8.6 Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Lender agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which Lender or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless Lender from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

      8.7 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

      8.8 Entire Agreement; Amendments and Waivers. This Agreement and the Notes and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. The Company's agreements with each of the Lenders are separate agreements, and the sales of the Notes to each of the Lenders are separate sales. Nonetheless, any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Majority Note Holders. Any waiver or amendment effected in accordance with this Section shall be binding upon each party to this Agreement and any holder of any Note purchased under this Agreement at the time outstanding and each future holder of all such Notes.

      8.9 Effect of Amendment or Waiver. Each Lender acknowledges that by the operation of Section 8.8 hereof, the Majority Note Holders will have the right and power to diminish or eliminate all rights of such Lender under this Agreement and each Note issued to such Lender.

      8.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

      8.11 Purchase Agreement. Each Lender understands and agrees that the conversion of the Notes into Conversion Shares may require such Lender's execution of certain agreements in the form agreed to by investors in the Next Equity Financing relating to the purchase and sale of such securities as well as registration, co-sale, rights of first refusal, rights of first offer and voting rights, if any, relating to such securities.

      8.12 Exculpation Among Lenders. Each Lender acknowledges that it is not relying upon any person, firm, corporation or stockholder, other than the Company and its officers and directors in their capacities as such, in making its investment or decision to invest in the Company. Each Lender agrees that no other Lender nor the respective controlling persons, officers, directors, partners, agents, stockholders or employees of any other Lender shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase and sale of the Securities.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             HEALTH PARTNERSHIP INC.

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:

                                             LENDERS:

                                             -----------------------------------
                                             Print Name:
                                                        ------------------------

                                             Amount:

                                             Address:

                               SCHEDULE OF LENDERS


                                     Total             Principal Balance of
Lender                           Consideration            Promissory Note



Lenders' Addresses:

                                    EXHIBIT A

                                     CONSENT

      The undersigned acknowledges and agrees as follows:

      1. Health Partnership Inc. (the "Company") proposes to sale and issue one or more unsecured convertible promissory notes in the aggregate amount of $1,000,000 which, at the sole discretion of the Company's Board of Directors, may be increased to an aggregate amount of $[_______] to certain lenders to provide consideration to the Company (collectively, the "Contemplated Transactions").

      2. Pursuant to Section 7.13 of that certain Note Purchase Agreement dated October 31, 2005 by the Company and the lenders named on the Schedule of Lenders attached thereto (the "Note Purchase Agreement"), until the later of the Maturity Date or repayment of the Note (each as defined in the Note Purchase Agreement), the Company shall not take any action regarding, among others, the issuance of debt of more than $100,000 or Equity Securities (as defined in the Note Purchase Agreement) in any amount, without the express written consent of Gerard Jacobs, or, in the event of his death or incapacity, the trustee of the Roberti Jacobs Family Trust u/a/d 11-11-99.

      3. The undersigned hereby consents to the Contemplated Transactions upon the terms stated herein and all such further agreements, instruments, certificates, documents and other amendments related thereto or deemed necessary by the Company in order to carry out the Contemplated Transactions.

      4. This Consent is binding upon the successors and assigns of the undersigned.

      5. This Consent is governed by and construed in accordance with the laws of the State of Illinois, without regard to choice or conflict of laws principles.

                                      Roberti Jacobs Family Trust u/a/d 11-11-99


                                      By:
                                         -------------------------------
                                          Gerard Jacobs, Trustee

                                      Date:

                                    EXHIBIT B

         THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT, OR (C) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH OF CASES (A) THROUGH (C) IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                           CONVERTIBLE PROMISSORY NOTE

$                                                            __________ __, 2006

      FOR VALUE RECEIVED, HEALTH PARTNERSHIP INC., a Colorado corporation (the "Company"), hereby promises to pay to the order of [_________________(the "Lender"), the principal sum of __________________ ($__________), together with interest thereon from the date of this Convertible Promissory Note (the "Note"). Interest shall accrue at a rate of seven percent (7%) per annum, compounded annually. Unless earlier converted into Conversion Shares pursuant to Section
2.2 of that certain Note Purchase Agreement dated _________ __, 2006 among the Company, Lender and certain other investors (the "Purchase Agreement"), the principal and accrued interest shall be due and payable by the Company on the Maturity Date.

      This Note is one of the Notes issued pursuant to the Purchase Agreement, and capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement.

      1. Payment. All payments shall be made in lawful money of the United States of America at the principal office of the Company, or at such other place as the holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to Costs (as defined below), if any, then to accrued interest due and payable and any remainder applied to principal. Prepayment of principal, together with accrued interest, may be made at anytime without the consent of Lender. In connection with the delivery, acceptance, performance or enforcement of this Note, the Company hereby waives demand, notice, presentment, protest, notice of dishonor and other notice of any kind, and asserts to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. The Company agrees to pay all amounts under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which are hereby waived.

      2. Conversion of the Notes. This Note shall be convertible into Conversion Shares in accordance with the terms of Section 2.2 of the Purchase Agreement. As promptly as practicable after the conversion of this Note, the Company at its expense shall issue and deliver to the holder of this Note, upon surrender of this Note, a certificate or certificates for the number of full Conversion Shares issuable upon such conversion.

      3. Amendments and Waivers; Resolutions of Dispute; Notice. The amendment or waiver of any term of this Note, the resolution of any controversy or claim arising out of or relating to this Note and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.

      4. Successors and Assigns. This Note applies to, inures to the benefit of, and binds the successors and assigns of the parties hereto; provided, however, that the Company may not assign its obligations under this Note without the written consent of the Majority Note Holders and the Lender may not, without the written consent of the Company (which shall not be unreasonably withheld), assign all or any portion of this Note to any person or entity. Any transfer of this Note may be effected only pursuant to the Purchase Agreement and by surrender of this Note to the Company and reissuance of a new note to the transferee. The Lender and any subsequent holder of this Note receives this Note subject to the foregoing terms and conditions, and agrees to comply with the foregoing terms and conditions for the benefit of the Company and any other Lenders.

      5. Officers and Directors not Liable. In no event shall any officer or director of the Company be liable for any amounts due and payable pursuant to this Note.

      6. Expenses. The Company and hereby agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note ("Costs") in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by declaration or otherwise. The Company agrees that any delay on the part of the holder in exercising any rights hereunder will not operate as a waiver of such rights. The holder of this Note shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by the party or parties waiving such rights or remedies.

      7. Governing Law. This Note shall be governed by and construed under the laws of the State of Illinois as applied to other instruments made by Illinois residents to be performed entirely within the State of Illinois.

      8. Approval. The Company hereby represents that its board of directors, in the exercise of its fiduciary duty, has approved the Company's execution of this Note based upon a reasonable belief that the principal provided hereunder is appropriate for the Company after reasonable inquiry concerning the Company's financing objectives and financial situation. In addition, the Company hereby represents that it intends to use the principal of this Note primarily for the operations of its business, and not for any personal, family or household purpose.

      IN WITNESS WHEREOF, the Company has executed this Note on the day and year first above written.

                                           HEALTH PARTNERSHIP INC.

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------